EXHIBIT 31.2

CERTIFICATION

I, Thomas D. Allen, certify that:

  (1)   I have reviewed this annual report on Form 10-K of ACME Communications, Inc.;

  (2)   Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact                necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with                     respect to the period covered by this annual report;

  (3)   Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all                 material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this           annual report;

  (4)   The registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as                 defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and have:

a.	designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

b.	evaluated the effectiveness of the registrant’s disclosure controls and procedures andas of the end of the period covered by this report (the “Evaluation Date”); and

c.	presented in this annual report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

  (5)   The registrant’s other certifying officer and I have disclosed, based on our most recent evaluation, to the registrant’s auditors and the                audit committee of registrant’s board of directors:

a.	all significant deficiencies and material weaknesses in the design or operation of internal controls which are reasonably likely to affect the registrant’s ability to record, process, summarize and report financial information; and

b.	any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal controls over financial reporting; and

Date: March [12], 2003

/s/  Thomas D. Allen
Executive Vice President and Chief Financial Officer